                                                                    EXHIBIT 99.0

For Immediate Release           CONTACTS:   NEWS MEDIA                           SECURITIES ANALYSTS
                                            Lisa Marie Bongiovanni               Dianne Douglas
                                            310-252-3524                         310-252-2703
                                            LisaMarie.Bongiovanni@mattel.com     Dianne.Douglas@mattel.com


                     MATTEL REPORTS SECOND QUARTER RESULTS


Second Quarter Highlights
 .  Worldwide net sales up 4 percent;
 .  International gross sales up 16 percent; 22 percent in local currency;
 . Worldwide gross sales for core brands: Barbie(R) up 2 percent; Hot Wheels(R) up 3 percent; American Girl(R) up 6 percent; and core Fisher-Price(R) up
   9 percent;
 .  Gross margin improvement of .7 percent of net sales and SG&A improvement of
   1.6 percent of net sales;
 .  Operating income up 27 percent; and
 .  EPS of $.02 per share.

LOS ANGELES, July 19, 2001 - Mattel, Inc. (NYSE:MAT) today reported 2001 second quarter income from continuing operations excluding one-time charges of $10.1 million, or $.02 per share, versus income of $4.6 million, or $.01 per share, in the 2000 second quarter. Including one-time charges, the second quarter 2001 net loss was $4.9 million, or $.01 share.

Net sales from continuing operations were $854.3 million, a 4 percent increase, or 6 percent in local currency, from $817.8 million in last year's second quarter. Operating income was up 27 percent at $53.6 million.

"We continued to make good progress during the quarter," said Robert A. Eckert, chairman and chief executive officer of Mattel. "Revenues were solid, led by the continued turnaround of our international business, while margins benefited from our cost reduction programs."


                                     (more)

Mattel Reports Second Quarter Results/Page 2


On a regional basis, gross sales increased 1 percent in the U.S., and were up 16 percent in international markets, or up 22 percent in local currency.

Girls

The Girls division, which includes the Barbie(R), Diva Starz(TM) and American Girl(R) brands, achieved worldwide gross sales of $379.5 million for the quarter, an increase of 7 percent. Excluding Pleasant Company, the Girls Division achieved sales growth of 7 percent.

Worldwide Barbie gross sales increased 2 percent. As expected, US shipments to customers declined in the quarter compared to last year's unusually strong shipments and were offset by strong international Barbie sales. Diva Starz and Polly Pocket(R) also performed well in the quarter. Pleasant Company gross sales advanced 6 percent.

Infant and Preschool

Worldwide gross sales for the Infant and Preschool division, which includes the Fisher-Price(R), Sesame Street(R) and Disney(R) character brands, were $316.8 million, or up 4 percent for the quarter. Core Fisher-Price brands continued to be strong with worldwide gross sales up 9 percent.

Boys-Entertainment

The Boys-Entertainment division, which consists of the Wheels and Entertainment categories, achieved worldwide gross sales of $219.8 million, a 9 percent increase. Led by growth in both Hot Wheels(R) and Tyco R/C(R), the Wheels category experienced growth of 2 percent, while the Entertainment category increased by 21 percent.


                                     (more)

Mattel Reports Second Quarter Results/Page 3

Financial Realignment Plan

Mattel recorded pre-tax charges of $20.8 million in the quarter as part of its $250 million financial realignment plan. The second quarter charges are largely related to the planned closure of its North American distribution and manufacturing facilities. These charges are included in Cost of Sales ($7.2 million), Restructuring and Other Charges ($13.0 million) and Other Expense ($0.6 million) in the consolidated statement of operations. Since the announcement of the plan in September of 2000, Mattel has recorded $153.0 million in pre-tax charges. The company is on target to deliver cumulative cost savings of approximately $200 million over the next three years.

Live Webcast

Mattel will webcast its second quarter earnings conference call at 8:30 a.m. Pacific time (11:30 a.m. Eastern time) today. The conference call will be simulcast on the Investors section of www.mattel.com. To listen to the call,
                                      --------------
log on to the website at least 15 minutes early to register, download and install any necessary audio software. An archive of the call may be accessed beginning two hours after the completion of the live call. To listen to an archive of the call via telephone, please call 1 (888) 203-1112 for domestic callers and 1 (719) 457-0820 for international callers. The passcode for both numbers is 433264. The telephonic playback will be available beginning at 11 a.m. Pacific time (2 p.m. Eastern time) today for 72 hours.

About Mattel

Mattel, Inc. is the worldwide leader in the design, manufacture and marketing of toy products. The company's best-selling brands include Barbie(R), Hot Wheels(R), Fisher-Price(R) and American Girl(R). With headquarters in El Segundo, California, Mattel has offices and facilities in 36 countries and sells its products in more than 150 nations throughout the world. The company's website can be found at www.mattel.com.
                        --------------

                                     -###-

Note: Forward-looking statements included in this release with respect to the financial condition, results of operations and business of the company, which include, but are not limited to sales levels, restructuring, special charges, other non-recurring charges, cost savings, operating efficiencies and profitability, are subject to certain risks and uncertainties that could cause actual results to differ materially from those set forth in such statements. These include without limitation: the company's dependence on the timely development, manufacture, introduction and customer acceptance of new products; significant changes in buying patterns of major customers; possible weaknesses of international markets; the impact of competition on revenues and margins; the effect of currency fluctuations on reportable income; unanticipated negative results of litigation, governmental proceedings or environmental matters; and other risks and uncertainties as may be detailed from time to time in the company's public announcements and SEC filings. This release includes a forward-looking statement about anticipated cost savings under the company's financial realignment plan.

MATTEL, INC. AND SUBSIDIARIES                                                                                          EXHIBIT I
================================================================================================================================
FINANCIAL HIGHLIGHTS
CONTINUING OPERATIONS - PRO FORMA BEFORE CHARGES
JUNE 30, 2001


                                             THREE MONTHS ENDED OR AT                         SIX MONTHS ENDED
(In millions, except per               ----------------------------------      ---------------------------------------------
 share amounts)                         6/30/01     6/30/00    % CHANGE         6/30/01            6/30/00         % CHANGE
------------------------               ----------------------------------      ---------------------------------------------

     KEY P&L DATA:
     -------------
     Net Sales                         $  854.3    $  817.8           4%       $1,586.2           $1,511.1               5%

     Gross Margin                      $  386.1    $  363.9           6%       $  719.9           $  678.3               6%
           % of Net Sales                  45.2%       44.5%                       45.4%              44.9 %

     Advertising                       $  103.4    $   98.6           5%       $  200.0           $  189.9               5%
           % of Net Sales                  12.1%       12.1%                       12.6%              12.6 %

     SG&A                              $  214.3    $  218.7          -2%       $  419.5           $  419.8               0%
           % of Net Sales                  25.1%       26.7%                       26.4%              27.8 %

     Operating Income                  $   53.6    $   42.2          27%       $   71.8           $   58.1              24%
           % of Net Sales                   6.3%        5.2%                        4.5%               3.8 %

     Net Income (Loss) Before
      Charges                          $   10.1    $    4.6                    $   (2.0)          $   (1.6)
           % of Net Sales                   1.2%        0.6%                       (0.1)%             (0.1)%

     EPS Before Charges -
      Diluted                          $   0.02    $   0.01                    $   0.00           $   0.00

     KEY BALANCE SHEET DATA:
     -----------------------
     Accounts Receivable, Net          $  947.8    $1,057.4
           Days of Sales
            Outstanding (DSO)                94         113

     Inventories                       $  692.8    $  633.5
           Days of Supply (DOS)              73          74

     Total Debt Outstanding            $1,873.8    $2,105.4
           Total Debt-to-Total
            Capitalization                 57.1%       55.4%

     WORLDWIDE GROSS SALES:
     ----------------------
     Girls                             $  379.5    $  355.7                    $  717.5           $  672.7
         % As Reported                        7%          2%                          7%                 1%
         % Local Currency                     8%          5%                          9%                 4%

     Boys/Entertainment                $  219.8    $  202.1                    $  415.3           $  382.2
         % As Reported                        9%          5%                          9%                 3%
         % Local Currency                    10%          4%                         11%                 4%

     Infant & Preschool                $  316.8    $  306.1                    $  559.9           $  549.1
         % As Reported                        4%          1%                          2%                 2%
         % Local Currency                     5%          2%                          3%                 2%

     Total Company                     $  919.5    $  870.7                    $1,699.9           $1,610.7
         % As Reported                        6%          2%                          6%                 1%
         % Local Currency                     7%          4%                          7%                 3%


MATTEL, INC. AND SUBSIDIARIES                                                                                           EXHIBIT II
===================================================================================================================================
PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
JUNE 30, 2001
                                      Three Months Ended June 30, 2001                      Six Months Ended June 30, 2001
                                ---------------------------------------------         -------------------------------------------
(In millions,                                                     Pro Forma                                             Pro Forma
 except per share                   As           Impact of          Before                As           Impact of          Before
 amounts)                        Reported         Charges          Charges             Reported         Charges          Charges
--------------------            -----------     ------------     ------------         -----------     ------------     ------------
NET SALES                       $     854.3     $        0.0     $      854.3         $   1,586.2     $        0.0     $    1,586.2
   Cost of sales                      475.4              7.2            468.2               880.1             13.8            866.3
                                -----------     ------------     ------------         -----------     ------------     ------------
GROSS PROFIT                          378.9             (7.2)           386.1               706.1            (13.8)           719.9
   Advertising and promotion
    expenses                          103.4              0.0            103.4               200.3              0.3            200.0
   Other selling and
    administrative expenses           214.3              0.0            214.3               419.6              0.1            419.5
   Restructuring and other
    charges                            13.0             13.0              0.0                13.0             13.0              0.0
   Other expense, net                   2.7              0.6              2.1                 9.2              6.1              3.1
                                -----------     ------------     ------------         -----------     ------------     ------------
OPERATING INCOME
 BEFORE AMORTIZATION                   45.5            (20.8)            66.3                64.0            (33.3)            97.3
   Amortization of intangibles         12.7              0.0             12.7                25.5              0.0             25.5
                                -----------     ------------     ------------         -----------     ------------     ------------
OPERATING INCOME                       32.8            (20.8)            53.6                38.5            (33.3)            71.8
   Interest expense                    39.6              0.0             39.6                74.5              0.0             74.5
                                -----------     ------------     ------------         -----------     ------------     ------------
(LOSS) INCOME
 BEFORE INCOME TAXES                   (6.8)           (20.8)            14.0               (36.0)           (33.3)            (2.7)
   (Benefit) provision for
    income taxes                       (1.9)            (5.8)             3.9                (9.1)            (8.4)            (0.7)
                                -----------     ------------     ------------         -----------     ------------     ------------
(LOSS) INCOME FROM
 CONTINUING OPERATIONS                 (4.9)           (15.0)            10.1               (26.9)           (24.9)            (2.0)
  Cumulative effect of
   change in accounting
   principles, net of tax               0.0              0.0              0.0               (12.0)           (12.0)             0.0
                                -----------     ------------     ------------         -----------     ------------     ------------
NET (LOSS) INCOME               $      (4.9)    $      (15.0)    $       10.1         $     (38.9)    $      (36.9)    $       (2.0)
                                ===========     ============     ============         ===========     ============     ============
INCOME PER SHARE - BASIC
    (Loss) income from
     continuing operations      $     (0.01)    $      (0.03)    $       0.02         $     (0.06)    $      (0.06)    $       0.00
    Cumulative effect of
     change in accounting
     principles                        0.00             0.00             0.00               (0.03)           (0.03)            0.00
                                -----------     ------------     ------------         -----------     ------------     ------------
                                $     (0.01)    $      (0.03)    $       0.02         $     (0.09)    $      (0.09)    $       0.00
                                ===========     ============     ============         ===========     ============     ============
AVERAGE NUMBER OF COMMON
 SHARES OUTSTANDING - BASIC           430.9            430.9            430.9               430.4            430.4            430.4
                                ===========     ============     ============         ===========     ============     ============
INCOME PER SHARE - DILUTED
    (Loss) income from
     continuing operations      $     (0.01)    $      (0.03)    $       0.02         $     (0.06)    $      (0.06)    $       0.00
    Cumulative effect of
     change in accounting
     principles                        0.00             0.00             0.00               (0.03)           (0.03)            0.00
                                -----------     ------------     ------------         -----------     ------------     ------------
                                $     (0.01)    $      (0.03)    $       0.02         $     (0.09)    $      (0.09)    $       0.00
                                ===========     ============     ============         ===========     ============     ============

AVERAGE NUMBER OF
 COMMON AND COMMON
 EQUIVALENT SHARES
 OUTSTANDING - DILUTED                430.9            430.9            430.9               430.4            430.4            430.4
                                ===========     ============     ============         ===========     ============     ============


                                        Three Months Ended June 30, 2000                     Six Months Ended June 30, 2000
                                ---------------------------------------------         --------------------------------------------
                                                                    Pro Forma                                             Pro Forma
                                      As           Impact of         Before                 As           Impact of         Before
                                   Reported         Charges          Charges             Reported         Charges          Charges
                                -----------     ------------     ------------         -----------     ------------     ------------
Net Sales                       $     817.8     $        0.0     $      817.8         $   1,511.1     $        0.0     $    1,511.1
   Cost of sales                      453.9              0.0            453.9               832.8              0.0            832.8
                                -----------     ------------     ------------         -----------     ------------     ------------
GROSS PROFIT                          363.9              0.0            363.9               678.3              0.0            678.3
   Advertising and promotion
    expenses                           98.6              0.0             98.6               189.9              0.0            189.9
   Other selling and
    administrative expenses           218.7              0.0            218.7               472.9             53.1            419.8
   Restructuring and other
    charges                            (2.0)            (2.0)             0.0                (2.0)            (2.0)             0.0
   Other (income), net                 (9.0)             0.0             (9.0)              (15.4)             0.0            (15.4)
                                -----------     ------------     ------------         -----------     ------------     ------------
OPERATING INCOME
 BEFORE AMORTIZATION                   57.6              2.0             55.6                32.9            (51.1)            84.0
   Amortization of intangibles         13.4              0.0             13.4                25.9              0.0             25.9
                                -----------     ------------     ------------         -----------     ------------     ------------
OPERATING INCOME                       44.2              2.0             42.2                 7.0            (51.1)            58.1
   Interest expense                    35.9              0.0             35.9                60.3              0.0             60.3
                                -----------     ------------     ------------         -----------     ------------     ------------
INCOME (LOSS)
 BEFORE INCOME TAXES                    8.3              2.0              6.3               (53.3)           (51.1)            (2.2)
   Provision (benefit) for
    income taxes                        2.3              0.6              1.7               (14.7)           (14.1)            (0.6)
                                -----------     ------------     ------------         -----------     ------------     ------------
INCOME (LOSS) FROM
 CONTINUING OPERATIONS                  6.0              1.4              4.6               (38.6)           (37.0)            (1.6)
  Loss from discontinued
   operations, net of tax               0.0              0.0              0.0              (126.6)          (126.6)             0.0
                                -----------     ------------     ------------         -----------     ------------     ------------
NET INCOME (LOSS)               $       6.0     $        1.4     $        4.6         $    (165.2)    $     (163.6)    $       (1.6)
                                ===========     ============     ============         ===========     ============     ============
INCOME PER SHARE - BASIC
    Income (loss) from
     continuing operations      $      0.01     $       0.00     $       0.01         $     (0.09)    $      (0.09)    $       0.00
    Loss from discontinued
     operations                        0.00             0.00             0.00               (0.30)           (0.30)            0.00
                                -----------     ------------     ------------         -----------     ------------     ------------
                                $      0.01     $       0.00     $       0.01         $     (0.39)    $      (0.39)    $       0.00
                                ===========     ============     ============         ===========     ============     ============

AVERAGE NUMBER OF
 COMMON SHARES
 OUTSTANDING - BASIC                  425.8            425.8            425.8               425.7            425.7            425.7
                                ===========     ============     ============         ===========     ============     ============
INCOME PER SHARE - DILUTED
    Income (loss) from
     continuing operations      $      0.01     $       0.00     $       0.01         $     (0.09)    $      (0.09)    $       0.00
    Loss from discontinued
     operations                        0.00             0.00             0.00               (0.30)           (0.30)            0.00
                                -----------     ------------     ------------         -----------     ------------     ------------
                                $      0.01     $       0.00     $       0.01         $     (0.39)    $      (0.39)    $       0.00
                                ===========     ============     ============         ===========     ============     ============
AVERAGE NUMBER OF
 COMMON AND COMMON
 EQUIVALENT SHARES
 OUTSTANDING - DILUTED                427.8            427.8            427.8               425.7            425.7            425.7
                                ===========     ============     ============         ===========     ============     ============

MATTEL, INC. AND SUBSIDIARIES                                                                                           EXHIBIT III
===================================================================================================================================
CONSOLIDATED STATEMENTS OF OPERATIONS
BEFORE CHARGES

                                            For Three Months                                         For Six Months
                                              Ended June 30,                                         Ended June 30,
                           --------------------------------------------------  ---------------------------------------------------
                                  2001                 2000                            2001                 2000
                           ------------------  ------------------              --------------------  ------------------
(In millions, except                   % Net                % Net                            % Net                % Net
 per share amounts)           $ Amt    Sales      $ Amt     Sales    % Change      $ Amt     Sales      $ Amt     Sales   % Change
-----------                ---------  -------  ---------  -------    --------  ---------    -------  ---------   ------   --------
NET SALES                  $  854.3            $  817.8                4.5%    $ 1,586.2             $ 1,511.1              5.0%
   Cost of sales              468.2    54.8%      453.9    55.5%       3.1%        866.3     54.6%       832.8    55.1%     4.0%
                           --------             -------                        ---------               -------
GROSS PROFIT                  386.1    45.2%      363.9    44.5%       6.1%        719.9     45.4%       678.3    44.9%     6.1%
   Advertising and
    promotion expenses        103.4    12.1%       98.6    12.1%       4.8%        200.0     12.6%       189.9    12.6%     5.3%
   Other selling and
    administrative
    expenses                  214.3    25.1%      218.7    26.7%      -2.0%        419.5     26.4%       419.8    27.8%    -0.1%
   Other expense
    (income), net               2.1     0.2%       (9.0)   -1.1%                     3.1      0.2%       (15.4)   -1.0%
                           --------             -------                        ---------               -------
OPERATING INCOME
 BEFORE AMORTIZATION           66.3     7.8%       55.6     6.8%      19.3%         97.3      6.1%        84.0     5.6%    16.0%
   Amortization of
    intangibles                12.7     1.5%       13.4     1.6%      -4.8%         25.5      1.6%        25.9     1.7%    -1.4%
                           --------             -------                        ---------               -------
OPERATING INCOME               53.6     6.3%       42.2     5.2%      27.0%         71.8      4.5%        58.1     3.8%    23.8%
   Interest expense            39.6     4.6%       35.9     4.4%      10.1%         74.5      4.7%        60.3     4.0%    23.6%
                           --------             -------                        ---------               -------
INCOME (LOSS)
 BEFORE INCOME TAXES           14.0     1.6%        6.3     0.8%                    (2.7)    -0.2%        (2.2)   -0.1%
   Provision (benefit) for
    income taxes                3.9                 1.7                             (0.7)                 (0.6)
                           --------             -------                        ---------               -------
INCOME (LOSS) FROM
 CONTINUING OPERATIONS      $  10.1     1.2%   $    4.6     0.6%               $    (2.0)    -0.1%   $    (1.6)   -0.1%
                           ========            ========                        =========             =========
EFFECTIVE TAX RATE             27.6%               27.6%                            27.6%                 27.6%

BASIC INCOME PER SHARE
 FROM CONTINUING
 OPERATIONS                $   0.02            $   0.01                        $    0.00             $    0.00
                           ========            ========                        =========             =========
DILUTED INCOME PER
 SHARE FROM CONTINUING
 OPERATIONS                $   0.02            $   0.01                        $    0.00             $    0.00
                           ========            ========                        =========             =========



===================================================================================================================================
CONDENSED CONSOLIDATED BALANCE SHEETS

                                   At June 30,
                           -----------------------    At Dec. 31,
(In Millions)                 2001          2000          2000
-----------                ---------    ----------     ---------
Assets
   Cash and short-term
    investments            $   40.7     $    129.7     $  232.4
   Accounts
    receivable, net           947.8        1,057.4        839.6
   Inventories                692.8          633.5        489.7
   Prepaid expenses
    and other current
    assets                    182.0          206.7        189.8
                           --------     ----------     --------
      Total current
       assets               1,863.3        2,027.3      1,751.5

   Property, plant
    and equipment, net        618.4          678.6        647.8
   Other assets             1,914.5        1,716.2      1,902.6
   Net investment
    in discontinued
    operations                    -          378.6         11.5
                           --------     ----------     --------
     TOTAL ASSETS          $4,396.2     $  4,800.7     $4,313.4
                           ========     ==========     ========

LIABILITIES AND
 STOCKHOLDERS' EQUITY
   Short-term
    borrowings             $  620.1     $  1,220.2     $  226.4
   Current portion
    of long-term
    liabilities                62.6            2.7         32.7
   Accounts payable
    and accrued
    liabilities               743.7          653.4      1,042.4
   Income taxes payable       182.5          163.4        200.9
                           --------     ----------     --------
      Total current
       liabilities          1,608.9        2,039.7      1,502.4

   Long-term debt           1,191.1          882.5      1,242.4
   Other long-term
    liabilities               189.3          182.7        165.5
   Stockholders' equity     1,406.9        1,695.8      1,403.1
                           --------     ----------     --------
      TOTAL LIABILITIES
       AND STOCKHOLDERS'
       EQUITY              $4,396.2     $  4,800.7     $4,313.4
                           ========     ==========     ========